Exhibit 99.13

Execution Version

SUBORDINATION AND INTERCREDITOR AGREEMENT

THIS SUBORDINATION AND INTERCREDITOR AGREEMENT is made and entered into as of the 30th day of September, 2004, by and among The Shaar Fund, Ltd., a British Virgin Islands company (“Shaar”), as purchaser agent under the Shaar Purchase Agreement (as defined below) (in such capacity, the “Purchaser Agent”), on its own behalf and on behalf of the Shaar Purchasers (defined below), Laurus Master Fund, Ltd., a Cayman Islands company, as collateral agent under the Laurus Purchase Agreement (as defined below), on its own behalf and on behalf of the Laurus Purchasers (as defined below) (“Laurus”), Aether Systems, Inc., a Delaware corporation (“Aether”), BIO-key International, Inc., a Minnesota corporation (“BIO-key”), and Public Safety Group, Inc., a Delaware corporation (together with BIO-key, the “Obligors”).

W I T N E S S E T H :

WHEREAS, BIO-key has entered into an asset purchase agreement with Aether and certain of its subsidiaries pursuant to which BIO-key as agreed to purchase Aether’s Mobile Government division (the “Acquisition”);

WHEREAS, in connection with the Acquisition, BIO-key will issue to Aether a subordinated secured promissory note in the aggregate principal amount of $6,884,588 in support of Aether’s continuing credit support arrangements (the “Aether Note,” and all of the obligations thereunder together with all of the obligations under the Senior Lender Documents (as defined below), the “Senior Indebtedness”);

WHEREAS, in connection with the Acquisition, BIO-key will issue to Laurus, as collateral agent, a secured convertible term note in the principal amount of $5,000,000 (the “Laurus Note”) pursuant to that certain Securities Purchase Agreement of even date herewith, among Laurus, individually and as collateral agent, certain other parties thereto (the “Laurus Purchasers”) and BIO-key (the “Laurus Purchase Agreement,” and together with the Laurus Note and each of the other agreements, documents and instruments providing for or evidencing any other obligation under the Laurus Purchase Agreement and any other related document or instrument executed or delivered pursuant to thereto at any time or otherwise evidencing any indebtedness or obligations under any of the foregoing, the “Senior Lender Documents”); and

WHEREAS, in connection with the Acquisition, BIO-key has issued to the Shaar Purchasers (as defined below) convertible term notes of even date herewith in the aggregate principal amount of $4.95 million (the “Shaar Notes”) pursuant to that certain Securities Purchase Agreement of even date herewith among Shaar, individually and as purchaser agent, certain other parties thereto (collectively with Shaar, the “Shaar Purchasers”) and BIO-key (the “Shaar Purchase Agreement” and, together with the Shaar Notes and each of the other agreements, documents and instruments providing for or evidencing any other obligation under the Shaar Purchase Agreement and any other related document or instrument executed or delivered pursuant thereto at any time or otherwise evidencing any indebtedness or obligations under any of the foregoing, the “Junior Lender Documents”).

NOW, THEREFORE, in order to induce the parties hereto to consummate the Acquisition and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

Section 1.              Default Buyout.

1.1.          Laurus Buyout.  Until the Discharge of the Senior Claims under the Senior Lender Documents, Laurus or any holder of the Laurus Note may exercise its rights under the Senior Lender Documents only upon 30 days’ prior written notice (the “Notice Period”) to Aether and Shaar of (i) the occurrence of a default permitting acceleration of the Laurus Note or the exercise of any other remedy under the Senior Lender Documents or (ii) its intention to exercise any of its rights under the Senior Lender Documents.  Prior to the expiration of the Notice Period, Shaar shall have the right (but shall not be obligated) to make payment in full to Laurus or any holder of the Laurus Note of the principal and accrued and unpaid interest on the Laurus Note together with default interest, additional penalties or fees that may have accrued under Senior Lender Documents.  It shall be a condition to the payment of such amounts, that upon such payment, Laurus and any holder of the Laurus Note immediately assign all of its right, title and interest in and to the Senior Lender Documents to Shaar.

1.2.          Aether Buyout.  Until the Discharge of the Senior Claims under the Aether Note, Aether or any holder of the Aether Note may exercise its rights under the Aether Note only upon 30 days’ prior written notice (the “Aether Notice Period”) to Shaar of the occurrence of a default permitting acceleration of the Aether Note or the exercise of any other remedy under the Aether Note.  Prior to the expiration of the Aether Notice Period, Shaar shall have the right (but shall not be obligated) to make payment in full to Aether or any holder of the Aether Note of the principal and accrued and unpaid interest on the Aether Note together with default interest or fees that may have accrued under the Aether Note.  It shall be a condition to the payment of such principal and accrued and unpaid interest, that upon such payment, Aether or any holder of the Aether Note immediately assign all of its right, title and interest in and to the Aether Note to Shaar.

Section 2.              Subordination of Subordinated Indebtedness to Senior Indebtedness.

2.1.          Subordination.  The payment of any and all of the obligations to the Shaar Purchasers evidenced by the Junior Lender Documents and all other amounts now or hereafter owed by Obligors to the Shaar Purchasers hereby expressly is subordinated to the extent and in the manner set forth herein, to the Discharge of the Senior Claims.  Each holder of Senior Indebtedness, whether now outstanding or hereafter arising, shall be deemed to have acquired Senior Indebtedness in reliance upon the provisions contained herein.  The “Discharge of the Senior Claims” means the last to occur of (a) with respect to the obligations under the Senior Lender Documents, the payment in full in cash of the principal of, premium, accrued interest (including interest in the event of default), if any, on the Senior Lending Documents or conversion of the total aggregate principal amount under the Laurus Note into common stock of BIO-key in accordance with the Laurus Note and (b) with respect to the Aether Note, the Maturity Date (as defined in the Aether Note).

2.2.          Restriction on Payments.  Notwithstanding any provision of the Junior Lender Documents to the contrary and in addition to any other limitations set forth herein or therein, no payment of principal, interest or any other amount due with respect to the Shaar Notes shall be made or received, and the Shaar Purchasers shall not exercise any right of set-off or recoupment with respect to the Junior Lender Documents, until the Discharge of the Senior Claims; provided, however, except as provided in the immediately succeeding sentence, BIO-key may make, and the Shaar Purchasers may accept and retain, regularly scheduled payments of principal, interest and permitted prepayments in accordance with the terms of the Shaar Notes.  Notwithstanding the foregoing, no Obligor may make, and the Shaar Purchasers may not receive, any payment of principal, interest or any other amount with respect to Shaar Notes if, at the time of such payment or immediately after giving effect thereto, there exists an event of default under the Senior Lender Documents or the Aether Note.

2.3.          Proceedings.  In the event of any insolvency, bankruptcy, receivership, custodianship, liquidation, reorganization, assignment for the benefit of creditors or other proceeding for the liquidation, dissolution or other winding up of any Obligor or any of its subsidiaries or any of their respective properties (a “Proceeding”), (i) the Discharge of the Senior Claims shall occur before any payment of, or with respect to, the Shaar Notes shall be made; (ii) any payment which, but for the terms hereof, otherwise would be payable or deliverable in respect of the Shaar Notes shall be paid or delivered directly to Laurus, so long as the Laurus Note has not been paid in full in cash or the aggregate principal amount of the Laurus Note has not been converted into common stock of BIO-key and thereafter, to Aether (in each case in such capacity, as applicable the “Agent”) until the Discharge of the Senior Claims, and the Shaar Purchasers irrevocably authorize, empower and direct all receivers, trustees, liquidators, custodians, conservators and others having authority in the premises to effect all such payments and deliveries, and the Purchaser Agent also irrevocably authorizes, empowers and directs Agent to demand, sue for, collect and receive every such payment or distribution; (iii) the Purchaser Agent agrees to execute and deliver to Agent or its representative all such further instruments confirming the authorization referred to in the foregoing clause (ii); and (iv) the Purchasers Agent agrees to execute, verify, deliver and file any proofs of claim in respect of the Shaar Notes requested by Agent in connection with any such Proceeding and hereby irrevocably authorizes, empowers and appoints Agent its agent and attorney-in-fact to (A) execute, verify, deliver and file such proofs of claim upon the failure of the Shaar Purchasers promptly to do so (and in any event prior to 30 days before the expiration of the time to file any such proof) and (B) vote such claim in any such Proceeding upon the failure of the Shaar Purchasers to do so prior to 15 days before the expiration of time to vote any such claim; provided Agent shall have no obligation to execute, verify, deliver, and/or file any such proof of claim and/or vote any such claim.  In the event that Agent votes any claim in accordance with the authority granted hereby, the Shaar Purchasers shall not be entitled to change or withdraw such vote.  The Senior Indebtedness shall continue to be treated as Senior Indebtedness and the provisions of this Agreement shall continue to govern the relative rights and priorities of the Shaar Purchasers even if all or part of the Senior Indebtedness or the security interests securing the Senior Indebtedness are subordinated, set aside, avoided or disallowed in connection with any such Proceeding, except in the case of a final, non-appealable determination subordinating, setting aside, avoiding or disallowing all of the Senior Indebtedness.  This Agreement shall be reinstated if at any time any payment of any of the Senior Indebtedness is rescinded or must otherwise be returned by any holder of the Senior Indebtedness or any representative of such holder.

2.4.          Incorrect Payments.  If any payment not permitted under this Agreement is received by the Shaar Purchasers on account of the Shaar Notes before Discharge of the Senior Claims, from and after the date the Purchaser Agent and the Shaar Purchasers have received notice of such impermissible payment, such payment shall not be commingled with any asset of the Shaar Purchasers, but at all times such payment shall be held in trust by each of the Shaar Purchasers for the benefit of Laurus and Aether and shall be paid over to Agent, or its designated representative, for application to the payment of the Senior Indebtedness then remaining unpaid, until Discharge of the Senior Claims.  The Purchaser Agent shall promptly deliver to the Shaar Purchasers any notice received under this Section 2.4.

2.5.          Sale; Transfer.  No holder of the Shaar Notes shall sell, assign, dispose of or otherwise transfer all or any portion of the Shaar Notes (a) without giving prior written notice of such action to Laurus and Aether, (b) unless prior to the consummation of any such action, the transferee thereof shall execute and deliver to Laurus and Aether a joinder to this Agreement, or an agreement substantially identical to this Agreement (pursuant to which Aether and Laurus shall agree to be bound), in either case providing for the continued subordination and forbearance of the Shaar Notes to the Senior Indebtedness as provided herein and for the continued effectiveness of all of the rights and obligations of Laurus and Aether arising under this Agreement and (c) unless following such sale, assignment, pledge, disposition or other transfer, the Purchaser Agent or a replacement agent shall be appointed as agent for the holders of the Shaar Notes.  In the event of a permitted sale, assignment, disposition or other transfer, the Shaar Purchasers shall cause the transferee thereof to execute and deliver to Laurus and Aether a joinder to this Agreement, or an agreement substantially identical to this Agreement (pursuant to which Aether and Laurus shall agree to be bound), in either case providing for the continued subordination and forbearance of the Shaar Notes to the Senior Indebtedness as provided herein and for the continued effectiveness of all of the rights and obligations of Laurus and Aether arising under this Agreement.  Notwithstanding the failure to execute or deliver any such agreement, the subordination effected hereby shall survive any sale, assignment, disposition or other transfer of all or any portion of the Shaar Notes, and the terms of this Agreement shall be binding upon the successors and assigns of the Shaar Purchasers, as provided in Section 16 below.

2.6.          Legends.

(a)           Until Discharge of the Senior Claims, the Junior Lender Documents at all times shall contain in a conspicuous manner the following legend:

“This Note and the indebtedness evidenced hereby are subordinate in the manner and to the extent set forth in that certain Intercreditor and Subordination Agreement (the “Subordination Agreement”) dated as of September 29, 2004 among Shaar Fund, Ltd., as purchaser agent, Laurus Master Fund, Ltd., as collateral agent, Aether Systems, Inc., BIO-key International, Inc. and Public Safety Group, Inc. to the Senior Indebtedness (as defined in the Subordination Agreement); and each holder of this Note, by its acceptance hereof, shall be bound by the provisions of the Subordination Agreement.”

(b)           Until the Notice Period and Aether Notice Period have terminated, the Senior Lender Documents and the Aether Note at all times shall contain in a conspicuous manner the following legend:

“This Note and the indebtedness evidenced hereby are subject to the provisions set forth in that certain Intercreditor and Subordination Agreement (the “Subordination Agreement”) dated as of September 29, 2004 among Shaar Fund, Ltd., as purchaser agent, Laurus Master Fund, Ltd., as collateral agent, Aether Systems, Inc., BIO-key International, Inc. and Public Safety Group, Inc. to the Senior Indebtedness (as defined in the Subordination Agreement); and each holder of this Note, by its acceptance hereof, shall be bound by such provisions of the Subordination Agreement.”

2.7.          Restriction on Action by Subordinated Creditors.

(a)           Until Discharge of the Senior Claims and notwithstanding anything contained in the Shaar Notes, the Senior Lender Documents or the Aether Note to the contrary, the Shaar Purchasers shall not, without the prior written consent of Laurus and Aether, agree to any amendment, modification or supplement to the Junior Lending Documents, the effect of which is to (i) increase the maximum principal amount of the indebtedness or rate of interest, (ii) shorten the dates upon which payments of principal or interest are due, (iii) change in a manner adverse to any Obligor or add any event of default or add or make more restrictive any covenant, (iv) change the redemption, prepayment or put provisions, (v) alter the subordination provisions, including, without limitation, subordinating the Shaar Notes to any other debt, (vi) shorten the maturity date or otherwise alter the repayment terms in a manner adverse to any Obligor, (vii) take any liens or security interests in any assets of any Obligor or any of its subsidiaries or any other assets securing the Senior Indebtedness or (viii) change or amend any other term of the Junior Lender Documents or any document or instrument related thereto if such change or amendment would increase the obligations of any Obligor or confer additional material rights on the Shaar Purchasers in a manner adverse to any Obligor, Laurus or Aether.

(b)           Until Discharge of the Senior Claims, the Shaar Purchasers shall not, without the prior written consent of each holder of outstanding Senior Indebtedness, take any action to collect, enforce payment or accelerate the Shaar Notes, exercise any of the remedies with respect to the Shaar Notes or that otherwise may be available to the Shaar Purchasers, either at law or in equity by judicial proceedings or otherwise.

Section 3.              Continued Effectiveness of this Agreement; Modification to Senior Debt.

3.1.          The terms of this Agreement, the subordination effected hereby, and the rights and the obligations of the Shaar Purchasers, Laurus and Aether arising hereunder, shall not be affected, modified or impaired in any manner or to any extent by: (a) any amendment or modification of or supplement to the Senior Lending Documents, the Aether Note or the Junior Lending Documents; (b) the validity or enforceability of any of such documents, except as otherwise provided in Section 2.3; or (c) any exercise or non-exercise of any right, power or remedy under or in respect of the Senior Indebtedness or the Junior Lending Documents or any of the instruments or documents referred to in clause (a) above.

3.2.          Laurus and Aether, respectively, may at any time and from time to time without the consent of or notice to the Shaar Purchasers or any holder of the Shaar Notes, without incurring liability to the Shaar Purchasers or any holder of the Shaar Notes and without impairing or releasing the obligations of the Shaar Purchasers or any holder of the Shaar Notes under this Agreement, change the manner or place of payment or extend the time of payment of or renew or alter any Senior Indebtedness, or amend, supplement, restate or otherwise modify in any manner the Senior Lender Documents or Aether Note or any document or instrument related thereto; provided, however, Laurus and Aether agree not to take any action permitted under this Section 3.2 from and after an event of default has been declared under the Senior Lender Documents or the Aether Note, respectively.

Section 4.              Representations and Warranties.  Shaar hereby represents and warrants to Laurus and Aether as follows:

4.1.          Existence and Power.  Shaar is duly organized, validly existing and in good standing under the laws of the state of its organization.

4.2.          Authority.  Shaar has been duly authorized by the holders of the Shaar Notes to serve as agent for such holders.  As agent for the holders of the Shaar Notes, Shaar has full power and authority to enter into, execute, deliver and carry out the terms of this Agreement and to incur the obligations provided for herein, all of which have been duly authorized by all proper and necessary action and are not prohibited by the organizational documents of Shaar.

4.3.          Binding Agreements.  This Agreement, when executed and delivered, will constitute the valid and legally binding obligation of Shaar and the holders of the Shaar Notes enforceable in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally and by equitable principles.

4.4.          Conflicting Agreements; Litigation.  No provisions of any mortgage, indenture, contract, agreement, statute, rule, regulation, judgment, decree or order binding on Shaar (individually and not as collateral agent) or affecting the property of Shaar (individually and not as collateral agent) conflicts with, or requires any consent which has not already been obtained under, or would in any way prevent the execution, delivery or performance of the terms of this Agreement.  The execution, delivery and carrying out of the terms of this Agreement will not constitute a default under, or result in the creation or imposition of, or obligation to create, any lien upon the property of Shaar (individually and not as collateral agent) pursuant to the terms of any such mortgage, indenture, contract or agreement.  No pending or, to the best of Shaar’s knowledge, threatened, litigation, arbitration or other proceedings if adversely determined would in any way prevent the performance of the terms of this Agreement.

4.5.          No Divestiture.  On the date hereof, the current owners and holders of the Shaar Notes are set forth on Schedule 3.5 attached hereto.

4.6.          Default under Subordinated Debt Documents.  On the date hereof, no default exists under or with respect to the Shaar Notes.

Section 5.              Representations and Warranties.  Laurus and Aether each hereby represent and warrants to Shaar follows.

5.1.          Existence and Power.  Laurus and Aether each is duly organized, validly existing and in good standing under the laws of the state of its organization.

5.2.          Authority.  Laurus and Aether each has full power and authority to enter into, execute, deliver and carry out the terms of this Agreement and to incur the obligations provided for herein, all of which have been duly authorized by all proper and necessary action and are not prohibited by the organizational documents of Laurus and Aether, respectively.

5.3.          Binding Agreements.  This Agreement, when executed and delivered, will constitute the valid and legally binding obligation of each of Laurus and Aether enforceable in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally and by equitable principles.

5.4.          Conflicting Agreements; Litigation.  No provisions of any mortgage, indenture, contract, agreement, statute, rule, regulation, judgment, decree or order binding on Laurus (individually and not as collateral agent) or Aether or affecting the property of Laurus (individually and not as collateral agent) or Aether conflicts with, or requires any consent which has not already been obtained under, or would in any way prevent the execution, delivery or performance of the terms of this Agreement.  The execution, delivery and carrying out of the terms of this Agreement will not constitute a default under, or result in the creation or imposition of, or obligation to create, any lien upon the property of Laurus (individually and not as collateral agent) or Aether pursuant to the terms of any such mortgage, indenture, contract or agreement.  No pending or, to the best of Laurus’s or Aether’s knowledge, threatened, litigation, arbitration or other proceedings if adversely determined would in any way prevent the performance of the terms of this Agreement.

5.5.          No Divestiture.  On the date hereof, Laurus is the current owner and holder of the Laurus Note, and Aether is the current owner and holder of the Aether Note.

5.6.          Default under Subordinated Debt Documents.  On the date hereof, no default exists under or with respect to the Laurus Note or Aether Note.

Section 6.              Cumulative Rights; No Waivers.  Each and every right, remedy and power granted to Laurus and Aether hereunder shall be cumulative and in addition to any other right, remedy or power specifically granted herein, in the Laurus Purchase Agreement and Laurus Note and Aether Note, respectively, now or hereafter existing in equity, at law, by virtue of statute or otherwise, and may be exercised by Laurus and Aether, from time to time, concurrently or independently and as often and in such order as Laurus and Aether, respectively, may deem expedient.  Any failure or delay on the part of Laurus or Aether in exercising any such right, remedy or power, or abandonment or discontinuance of steps to enforce the same, shall not operate as a waiver thereof or affect Laurus’ or Aether’s right thereafter to exercise the same, and any single or partial exercise of any such right, remedy or power shall not preclude any other or further exercise thereof or the exercise of any other right, remedy or power, and no such failure, delay, abandonment or single or partial exercise of Laurus’ or Aether’s rights hereunder shall be deemed to establish a custom or course of dealing or performance among the parties hereto.

Section 7.              Specific Performance.  The parties hereto acknowledge that legal remedies may be inadequate and therefore any party hereto is herby authorized to demand specific performance of the provisions hereof at any time when a party hereto shall have failed to comply with any provision hereof.  Each party hereto irrevocably waives any defense based on the adequacy of a remedy at law that might be asserted as a bar to such remedy of specific performance.

Section 8.              Additional Documents and Actions.  Each party hereto, upon the request of any other party hereto and at the expense of BIO-key, promptly will execute and deliver such further documents and do such further acts and things as reasonably requested in order to effect fully the purposes of this Agreement.

Section 9.              Conflict.  In the event of any conflict between any term, covenant or condition of this Agreement and any term, covenant or condition of any of the Shaar Notes, the provisions of this Agreement shall control and govern.  For purposes of this Section 9, to the extent that any provisions of any of the Junior Lender Documents provide rights, remedies and benefits to Laurus or Aether that exceed the rights, remedies and benefits provided to Laurus or

Aether under this Agreement, such provisions of the Junior Lender Documents shall be deemed to supplement (and not to conflict with) the provisions hereof.

Section 10.            Statement of Indebtedness to Subordinated Creditors.  BIO-key will furnish to Laurus and Aether upon demand, a statement of the indebtedness owing from Obligors to the Shaar Purchasers, and will give Laurus and Aether access to the books of Obligors so that Laurus and Aether can make a full examination of the status of such indebtedness.

Section 11.            Termination.  This Agreement shall terminate upon the Discharge of the Senior Claims.

Section 12.            Default Notices.

12.1.        Subordinated Notices.  The Purchaser Agent and BIO-key each shall provide Laurus and Aether with notice of default in the payment of the Shaar Notes or in the performance of any term, covenant or condition contained in the Shaar Notes, and Shaar shall notify Laurus and Aether in the event such default is cured or waived.

12.2.        Senior Notices.  BIO-key shall provide Purchaser Agent with notice of default in the payment of the Laurus Note or the Aether Note or in the performance of any term, covenant or condition contained in the Laurus Note or Aether Note, and BIO-key shall notify Shaar in the event such default is cured or waived.

12.3.        Other Notices.  Laurus and Aether shall provide Purchaser Agent with a copy of all notices to Obligors of a default under the Senior Lender Documents and Aether Note, respectively; provided, however, that the failure to deliver such notice shall not prejudice the rights and remedies of Laurus or Aether hereunder or under the Senior Lender Documents or the Aether Note, respectively, except to the extent such failure would have created a right under Section 1.1 or 1.2.

Section 13.            No Contest of Senior Indebtedness or Liens; No Security for Subordinated Indebtedness.  Shaar agrees that it will not, and will not encourage any other person to, at any time, contest the validity, perfection, priority or enforceability of the Senior Indebtedness or liens granted in respect thereto or accept or take any collateral security for the Shaar Notes.  Aether and Laurus each agrees that it will not, and will not encourage any other person to, at any time, contest the validity or enforceability of the Shaar Notes, except in the case of willful misconduct or fraud.

Section 14.

Section 15.            Waiver of Consolidation.  The Purchaser Agent acknowledges and agrees that (i) Obligors are each separate and distinct entities; and (ii) it will not at any time insist upon, plead or seek advantage of any substantive consolidation, piercing the corporate veil or any other order or judgment that causes an effective combination of the assets and liabilities of Obligors in any case or proceeding under Title 11 of the United States Code or other similar proceeding.

Section 16.            Waiver and Amendment.  Neither this Agreement nor any provisions hereof (including this Paragraph) may be waived, altered, amended, terminated, terminated, or discharged except by an instrument in writing executed by the party or parties sought to be charged therewith.  All remedies, either under this Agreement, by law or otherwise afforded to any party, shall be cumulative and not alternative.

Section 17.            Successors and Assigns.  This Agreement shall be binding upon and shall insure to the benefit of Laurus, Aether, the Shaar Purchasers and the Purchaser Agent and their respective successors and assigns.

Section 18.            Headings.  The paragraph headings used in this Agreement are for convenience of reference only and are not to affect the construction hereof or be taken into consideration in the interpretation hereof.

Section 19.            Notices.  All notices required or permitted hereunder shall be in writing and shall be deemed effectively given:

(a)           upon personal delivery to the party to be notified;

(b)           when sent by confirmed facsimile if sent during normal business hours of the recipient, if not, then on the next business day;

(c)           three (3) business days after having been sent by registered or certified mail, return receipt requested, postage prepaid; or

(d)           one (1) day after deposit with a nationally recognized overnight courier, specifying next day delivery, with written verification of receipt.

All communications shall be sent as follows:

If to Purchaser Agent, to:

The Shaar Fund, Ltd.
Kaya Flamboyam 9
Curacao
Netherlands Antilles
Telephone No.: 599-9-732-2222
Facsimile No.: 599-9-732-2225

with copies to:

Levinson Capital Management, LLC
350 Fifth Avenue, Suite 2210
New York, New York  10118

and

Meltzer, Lippe, Goldstein & Breitstone, LLP
190 Willis Avenue
Mineola, NY 11501
Attention:        Ira R. Halperin, Esq.

Facsimile:       516-747-0653

If to Laurus, to:

Laurus Master Fund, Ltd.
c/o Ironshore Corporate Services, Ltd.
P.O. Box 1234 G.T.
Queensgate House, South Church Street
Grand Cayman, Cayman Islands

Facsimile:       345-949-9877

with a copy to:

John E. Tucker, Esq.
825 Third Avenue, 14th Floor
New York, NY  10022
Facsimile:       212-541-4434

If to Aether, to:

Aether Systems, Inc.
11500 Cronridge Drive, Suite 110
Owings Mills, MD  21117
Attention:        Chief Financial Officer

Facsimile:        410-356-8699

with a copy to:

Kirkland & Ellis LLP
655 Fifteenth Street NW, Suite 1200
Washington, DC  20005
Attention:        Mark D. Director, Esq.

Facsimile:       202-879-5200

or at such other addresses as the parties may designate by written notice to the other parties hereto given in accordance herewith.

Section 20.            Governing Law.  THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAWS.  ANY ACTION BROUGHT BY ANY PARTY AGAINST ANOTHER CONCERNING THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT SHALL BE BROUGHT ONLY IN THE STATE

COURTS OF NEW YORK COUNTY OR IN THE FEDERAL COURTS LOCATED IN THE SOUTHERN DISTRICT OF THE STATE OF NEW YORK.  ALL PARTIES AND THE INDIVIDUALS EXECUTING THIS AGREEMENT ON BEHALF OF THE COMPANY AGREE TO SUBMIT TO THE JURISDICTION OF SUCH COURTS AND WAIVE TRIAL BY JURY.  IN THE EVENT THAT ANY PROVISION OF THIS AGREEMENT DELIVERED IN CONNECTION HEREWITH IS INVALID OR UNENFORCEABLE UNDER ANY APPLICABLE STATUTE OR RULE OF LAW, THEN SUCH PROVISION SHALL BE DEEMED INOPERATIVE TO THE EXTENT THAT IT MAY CONFLICT THEREWITH AND SHALL BE DEEMED MODIFIED TO CONFORM WITH SUCH STATUTE OR RULE OF LAW.  ANY SUCH PROVISION THAT MAY PROVE INVALID OR UNENFORCEABLE UNDER ANY LAW SHALL NOT AFFECT THE VALIDITY OR ENFORCEABILITY OF ANY OTHER PROVISION OF THIS AGREEMENT.

Section 21.            Invalidity.  If any provision of this Agreement shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions hereof shall not in any way be affected or impaired.

Section 22.            Counterparts.  This Agreement may be executed by facsimile signatures, which shall have the same legal effect as original signatures, and in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date above first written.

THE SHAAR FUND, LTD., individually and as Purchaser Agent

By: InterCaribbean Services, Ltd., Director

		By:	/s/
Title: Director

LAURUS MASTER FUND, LTD., individually and as collateral agent

		By:	/s/ David Grin
Name:
Title:

AETHER SYSTEMS, INC.

		By:	/s/ David C. Reymann
Name:
Title:

AGREED TO AND ACKNOWLEDGED

BIO-KEY INTERNATIONAL, INC.

By:	/s/ Michael W. DePasquale
Name:
Title:

PUBLIC SAFETY GROUP, INC.

By:	/s/ Michael W. DePasquale
Name:
Title: